UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-4132
                                   ------------


                           AXP SELECTED SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     3/31
                         --------------
Date of reporting period:    9/30
                         --------------

AXP(R)
     Precious
          Metals
             Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  Sept. 30, 2004

AXP Precious Metals Fund seeks to provide shareholders with long-term growth of capital.

(logo)                                                                    (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
 Funds                                                                 (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

Investments in Securities                 10

Financial Statements                      13

Notes to Financial Statements             16

Fund Expenses Example                     28

Proxy Voting                              30

(Dalbar logo)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT

Fund Snapshot
        AT SEPT. 30, 2004

PORTFOLIO MANAGER

Portfolio manager                 Since               Years in industry
Clay Hoes                         1/99                       11

FUND OBJECTIVE

For investors seeking long-term growth of capital.

Inception dates by class
A: 4/22/85      B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols by class
A: INPMX        B: INPBX        C: --           Y: --

Total net assets                                          $91.1 million

Number of holdings                                                   72

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Gold mining 80.5%
Diversified mining 6.5%
Platinum and palladium mining 6.0%
Silver mining 5.0%
Diamond mining 1.0%
Other 1.0%

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
                      LARGE
          X           MEDIUM  SIZE
          X           SMALL

TOP FIVE COUNTRIES

Percentage of portfolio assets

(pie chart)

Canada                                                               63.4%
United States                                                        19.1
South Africa                                                          9.6
United Kingdom                                                        3.3
Peru                                                                  2.6

TOP TEN HOLDINGS

Percentage of portfolio assets

Placer Dome (Canada)                                                  7.7%
Barrick Gold (Canada)                                                 7.1
Newmont Mining (United States)                                        4.3
Gold Fields ADR (South Africa)                                        3.9
Meridian Gold (United States)                                         3.7
IAMGOLD (Canada)                                                      3.4
Freeport McMoRan Cooper & Gold Cl B
(United States)                                                       3.4
Banro (Canada)                                                        3.1
Northern Orion Resources (Canada)                                     2.9
First Quantum Minerals (Canada)                                       2.9

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Because this Fund is a narrowly-focused sector fund, it may exhibit higher volatility than funds with broader investment objectives.

Fund holdings are subject to change.

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3  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT

Performance Summary

(bar chart)
                                PERFORMANCE COMPARISON
                     For the six-month period ended Sept. 30, 2004



                (bar 1)         (bar 2)         (bar 3)         (bar 4)
                -14.33%          +0.13%          -4.34%          -5.86%


(bar 1) AXP Precious Metals Fund Class A (excluding sales charge)
(bar 2) Morgan Stanley Capital International (MSCI) World Index(1) (unmanaged) (bar 3) The CitiGroup Global Precious Metals and Minerals Index(SM)(2)
        (unmanaged)
(bar 4) The Lipper Gold Funds Funds Index(3)

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1) Morgan Stanley Capital International (MSCI) World Index, an unmanaged index, is a market capitalization-weighted index that reflects the stock markets of 23 developed markets, including the United States, Europe, Canada, Australia, New Zealand and the Far East.

(2) The Citigroup Global Precious Metals and Minerals IndexSM is a subset of the Global Citigroup Broad Market Index SystemSM, which includes all companies with a float capital of at least $100 million. The Citigroup Global Precious Metals and Minerals IndexSM includes companies in both developed and emerging market regions that are involved in the precious metals sector. The Fund is not sponsored, endorsed, sold or promoted by Citigroup, and Citigroup makes no representation or warranty regarding any matter including the advisability of investing in the Fund.

(3) The Lipper Gold Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of other classes may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, AXP(R) Precious Metals Fund Portfolio Manager Clay Hoes discusses the Fund's positioning and results for the first half of the fiscal year.

Q: How did AXP Precious Metals Fund perform for the six-month period ended Sept. 30, 2004?

A: AXP Precious Metal Fund's Class A shares fell 14.33% (excluding sales charge) for the six months ended Sept. 30, 2004. This underperformed the Fund's benchmark, the Citigroup Global Precious Metals and Minerals Index, which declined 4.34% for the period. The Lipper Gold Funds Index, representing the Fund's peer group, dropped 5.68% total return for the same time frame. The MSCI World Index rose 0.13% for the same period.

Q:   What factors most significantly affected performance?

A: This was a challenging six-month period for precious metals investors. Despite slightly higher inflation amid record energy prices, gold and other metals prices declined. After starting out the period at or near all-time highs, the prices for gold and other metals fell dramatically and then rebounded somewhat by the end of September 2004. For example, gold prices peaked at a near-term record of $427 per ounce at the beginning of April 2004. By May 10, prices had fallen back to a low for the year-to-date of $375 an ounce before jumping back up to more than $415 per ounce by the end of the period.

AVERAGE ANNUAL TOTAL RETURNS
                            Class A                      Class B                    Class C                     Class Y
(Inception dates)           (4/22/85)                   (3/20/95)                   (6/26/00)                   (3/20/95)

                         NAV(1)       POP(2)        NAV(1)  After CDSC(3)      NAV(1)   After CDSC(4)      NAV(5)    POP(5)
as of Sept. 30, 2004
6 months*              -14.33%      -19.26%       -14.65%     -18.92%         -14.67%     -15.52%         -14.26%   -14.26%
1 year                 +11.28%       +4.89%       +10.40%      +6.40%         +10.41%     +10.41%         +11.41%   +11.41%
3 years                +30.92%      +28.36%       +29.92%      +29.33%        +29.93%     +29.93%         +31.10%   +31.10%
5 years                +13.75%      +12.41%       +12.90%     +12.78%            N/A         N/A          +13.93%   +13.93%
10 years                +3.90%       +3.29%           N/A        N/A             N/A         N/A             N/A       N/A
Since inception         +6.53%       +6.20%        +5.08%      +5.08%         +23.98%     +23.98%          +6.07%     +6.07%

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Many stocks in our portfolio fell immediately following an announcement by the Chinese government that it was slowing its economy.(end callout quote)

    The Fund's short-term underperformance was due to three factors. First, the Fund had a comparatively high allocation to exploration-related companies that we thought were acquisition targets. However, industry merger activity was less than we expected.

    Second, we were also anticipating shortages in metals and energy. While shortages developed, many stocks in our portfolio fell immediately following an announcement by the Chinese government that it was slowing its economy. Since a great deal of current global demand for metals and commodities comes from China, this news caused a massive sell-off. Metals used for industrial purposes such as platinum, palladium, silver, nickel, copper, aluminum and zinc, fell more sharply than gold this spring after China's announcement.

    Finally, the Fund had a focus on small-sized companies, as these companies are primarily responsible for precious metals development and exploration. They are also prime targets for larger companies to take over, in our view. However, during this semiannual period, small-cap metal stocks underperformed large- and mid-sized stocks due to negative market conditions.

    Another factor affecting results was that the U.S. dollar strengthened by 5% over the fiscal period, peaking on May 13, 2004, as it was bought coincidentally with the sell-off of dollar-denominated commodities. This further exacerbated the sell-off of precious metals and precious metals stocks.

    At the same time, the fundamentals of the precious metals market remained strong. For example, the World Gold Council reported during the second calendar quarter of 2004 that overall demand for gold by consumers increased by 11% from one year prior and by 25% in dollar terms, outstripping the 9% increase in total supply during this period. According to the Council, this rise in demand was a result of strong economic growth and continuing concerns over the long-term economic and political outlook.

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6  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

Q: Can you be more specific about which stocks worked well during the period and which did not?

A: Stock selection produced mixed results during the six months overall, but improved as we gradually increased the Fund's allocation to large-cap and mid-cap stocks and sold off some of the small-cap equities in the portfolio. Among the specific Fund holdings that performed well during the first half of the fiscal year was Eurozinc, a polymetallic company in Spain and Portugal that recently purchased some assets inexpensively, secured equipment financing and ramped up production from its property, thereby successfully turning around its business. Other strong performers for the Fund included Meridian Gold, a gold company in South America that saw its stock price rise on the discovery of new reserves on existing acreage; Orezone, an advanced exploration gold company in West Africa; and Alamos Gold, an advanced exploration gold company.

     Of course, there were disappointments as well. The worst performers in the Fund during the period were Gulf International Minerals, an exploration gold company in Tajikistan; Metallic Ventures, an exploration gold company in the southwestern United States; Apollo Gold, an exploration gold company in North America; and Sunridge Gold, an exploration gold company in Eritrea.

(line chart)
                       A 10-YEAR LOOK AT THE PRICE OF GOLD
                               (DOLLARS PER OUNCE)

 $394   $384   $378   $334    $296   $298    $274    $293   $324    $385    $418
 9/94   9/95   9/96   9/97    9/98   9/99    9/00    9/01   9/02    9/03    9/04

Source: Bloomberg.

Past performance does not guarantee future results. This illustration is not intended to represent the Fund's performance.

The price of gold has risen from $258 an ounce at the end of March 2001 to $418 as of Sept. 30, 2004, more than a 62% increase.

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7  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> To reduce the impact of sudden market shifts, we increased the Fund's allocation to mid- and large-cap stocks. (end callout quote)

Q: What changes did you make to the portfolio and how is it currently positioned?

A: We made several changes to the Fund during the period. To reduce the impact of sudden market shifts, we increased the Fund's allocation to mid- and large-cap stocks, as indicated above. At the same time, we increased the market cap size of those small-cap stocks that we will consider for purchase in the portfolio. Overall, we increased the Fund's median market capitalization from $565 million as of March 31, 2004 to $625 million as of Sept. 30, 2004. While such measures may reduce some of the portfolio's upside potential, especially the greater appreciation potential of small-cap names, we believe these liquidity strategies can help us manage negative risk. Together, we believe these changes should enable the Fund to maneuver more effectively through downward pressures on the precious metals market.

    During the semiannual period, we also reduced the number of stocks in the Fund, placing more emphasis on our favorite holdings. Specifically, we cut back on the number of exploration companies the Fund owned and increased its focus on a select few stocks in that sector, especially the mid- and large-cap names that are historically more liquid even in slower markets. We intend to continue this strategy, with an ultimate target for the portfolio of approximately 50 stocks.

    From a sector perspective, we decreased the Fund's position in silver early in the semiannual period, primarily by selling the portfolio's entire position in Coeur d'Alene Mines in South America. We expect that company to underperform in the near term due to a bidding war it has been engaged in for a takeover candidate. Later in the period, we also reduced the Fund's diversified metals (polymetallic) exposure in favor of gold, platinum and palladium positions to take advantage of what we expect to be a higher inflation and a weaker dollar environment. In all, these changes led to a 95% portfolio turnover rate for the semiannual period. We have been using tax loss carryforwards to offset the potential capital gains tax impact of portfolio turnover. The Fund remained diversified across the globe with positions in Asia, Africa, South America, Australia and North America. We eliminated several of the Fund's positions in Russia when

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8  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT

Questions & Answers

    President Vladimir Putin placed Mikhail Khodorkovsky, CEO of Yukos, a large Russian oil company, under arrest for tax evasion because we are concerned about Russia's commitment to a free market economy. We intend to re-enter Russia when there appears to be less uncertainty.

Q:  How do you intend to manage the Fund in the coming months?

A: Keeping in mind that precious metals stocks have historically been quite volatile, we are bullish on gold and most other precious metals equities for several reasons. We believe the U.S. dollar should remain weak in light of rising federal budget and U.S. trade deficits as well as a stubbornly challenging energy environment. Also, like many other commodities including copper, nickel, metallurgical coal, natural gas and oil, the precious metals are currently burdened by shortage characteristics whereby each is suffering from shortfalls in new prospects, new projects and qualified people along with aging equipment and underinvestment in mines. Being harder to find and more expensive to extract, we expect prices of precious metals to move higher. One exception may be platinum, because auto makers, a primary user of the metal, are shifting to palladium. (Historically, platinum has been used to make catalytic converters in cars and trucks.)

    Another factor we believe is helping the gold market is a new type of gold contract which may be introduced in U.S. financial markets in the coming months. Canada, the U.K., and Australia already have a product that trades like a stock instead of taking physical delivery of gold bullion. Interest in the product appears to be strong, as some advisors and sophisticated investors may look to it as an easy way to help diversify a portfolio. In fact, we believe the interest expressed to date in this instrument could be enough to drive gold prices toward $500 an ounce.

    Historically, precious metals equities perform in inverse correlation to the broader equity market and thus can be an effective vehicle for portfolio diversification. We intend to focus the Fund in the coming months primarily in mid to large-cap stocks of gold, palladium, and silver companies with solid exploration prospects, growing production and strong fundamentals.

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9  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT

Investments in Securities

AXP Precious Metals Fund

Sept. 30, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (94.3%)(c)
Issuer                                        Shares               Value(a)

Australia (1.1%)
Croesus Mining NL                             800,000              $314,366
Equinox Minerals                            1,598,967(b)            698,141
Total                                                             1,012,507

Austria (0.9%)
Lihir Gold                                  1,000,000(b)            778,639

Canada (57.9%)
Agnico-Eagle Mines                             60,000               856,800

Alamos Gold                                   275,000(b)            686,846
Anooraq Resources                             775,000(b)          1,167,539
Banro                                         450,000(b)          2,800,904
Barrick Gold                                  305,000             6,417,201
Bema Gold                                     500,000(b)          1,593,720
Crystallex Intl                               300,000(b)          1,011,000
Eldorado Gold                                 500,000(b)          1,621,472
Equinox Minerals                              170,000(b)             80,875
EuroZinc Mining Restricted                  2,900,000(b)          1,770,536
First Quantum Minerals                        200,000(b)          2,648,271
Gabriel Resources                             100,000(b)            152,236
Gammon Lake Resources                          20,000(b)            116,556
Goldcorp                                       85,000             1,178,100
Great Basin Gold                              875,000(b)          1,387,567
Gulf Intl Minerals                            600,000(b)             80,875
IAMGOLD                                       380,000             3,049,160
Kinross Gold                                  150,000             1,019,267
Minefinders                                   130,000(b)            896,765
Nevsun Resources                              350,000(b)            654,932
Northern Orion Resources                    1,050,000(b)          2,664,129
Northgate Minerals                            500,000(b)            951,475
Orezone Resources                           1,060,000(b)          1,185,062
Placer Dome                                   350,000             6,958,001
Platinum Group Metals                       1,625,000(b)          1,365,763
QGX                                           375,000(b)            799,833
Stingray Resources                            549,000(b)            383,064
Sunridge Gold                                 550,000(b)            327,069
Tahera Diamond                              3,400,000(b)            903,108
Tenke Mining                                  273,500(b)            585,514
Tenke Mining Restricted                       175,000(b)            374,643
Western Silver                                250,000(b)          2,331,113
Wheaton River Minerals                        400,000(b)          1,259,118
Wolfden Resources                             600,000(b)          2,450,048
Yamana Gold                                   400,000(b)          1,030,764
Total                                                            52,759,326

Peru (2.6%)
Compania de Minas
  Buenaventura ADR                            100,000             2,375,000

South Africa (9.5%)
AngloGold ADR                                  60,000             2,334,000
Durban Roodepoort Deep ADR                    165,000(b)            331,815
Gold Fields ADR                               260,000             3,549,000
Harmony Gold Mining                           100,000             1,362,000
Randgold Resources ADR                        110,000(b)          1,085,700
Total                                                             8,662,515

United Kingdom (3.3%)
Lonmin                                        100,000             1,984,142
Mano River Resources                        1,100,000(b)            179,334
Southern African Resources                  1,500,000(b)            847,473
Total                                                             3,010,949

United States (19.0%)
Apollo Gold                                   625,000(b)            507,924
Coeur d'Alene Mines                           250,000(b)          1,185,000
Freeport McMoRan
  Copper & Gold Cl B                           75,000             3,037,500
Glamis Gold                                    80,000(b)          1,484,301
Gold Reserve                                  100,000(b)            465,430
Golden Star Resources                         400,000(b)          2,108,000
Meridian Gold                                 200,000(b)          3,330,162
Newmont Mining                                 85,000             3,870,049
Stillwater Mining                              85,000(b)          1,317,500
Total                                                            17,305,866

Total common stocks
(Cost: $70,988,145)                                             $85,904,802

See accompanying notes to investments in securities.

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10  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT

Other (5.2%)(b,c)
Issuer                                        Shares               Value(a)

Canada
Aurizon Mines
  Warrants                                    150,000(d)             $9,709
EuroZinc Mining
  Warrants                                  1,500,000(d)            439,579
Frontera Copper
  Warrants                                    200,000(d)            375,000
Gammon Lake Resources
  Warrants                                    350,000             2,039,725
Golden Star Resources
  Warrants                                     62,500               140,739
Gulf Intl Mining
  Warrants                                  1,000,000(d)             11,108
Ivanhoe Mines
  Warrants                                     35,000                21,091
Metallica Resources
  Warrants                                    115,000                36,473
Minefinders
  Special Warrants                            125,000               862,274
Northern Orion
  Warrants                                     50,000                63,432
Orezone Resources
  Warrants                                    130,000(d)             35,864
Silk Road
  Warrants                                     75,000(d)              2,029
Stingray Resources
  Warrants                                    274,500(d)             47,582
Sulliden Exploration
  Warrants                                     67,500(d)              2,555
Taseko Mines
  Warrants                                    200,000(d)             13,694
Wheaton River Minerals
  Special Warrants                            337,500               642,245
Total                                                             4,743,099

Total other
(Cost: $3,319,869)                                               $4,743,099

Total investments in securities
(Cost: $74,308,014)(e)                                          $90,647,901

See accompanying notes to investments in securities.

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11  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Sept. 30, 2004, is as follows:

     Security                               Acquisition                   Cost
                                               dates
     Aurizon Mines
      Warrants                        08-21-03 thru 07-13-04          $ 61,110
     EuroZinc Mining
      Warrants                        12-09-03 thru 07-13-04           239,608
     Frontera Copper
      Warrants                               01-20-04                  500,000
     Gulf Intl Mining
      Warrants                        12-11-03 thru 07-13-04           177,537
     Orezone Resources
      Warrants                        10-09-03 thru 07-13-04            32,678
     Silk Road
      Warrants                        12-09-03 thru 07-13-04            14,313
     Stingray Resources
      Warrants                        12-04-03 thru 07-13-04            94,323
     Sulliden Exploration
      Warrants                        12-04-03 thru 07-13-04            28,189
     Taseko Mines
      Warrants                        02-06-04 thru 07-14-04            72,190

(e) At Sept. 30, 2004, the cost of securities for federal income tax purposes was approximately $74,308,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $20,286,000
     Unrealized depreciation                                        (3,946,000)
                                                                    ----------
     Net unrealized appreciation                                   $16,340,000
                                                                   -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

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12  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Precious Metals Fund

Sept. 30, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $74,308,014)                                                                       $ 90,647,901
Cash in bank on demand deposit                                                                              591,848
Foreign currency holdings (identified cost $269,764) (Note 1)                                               271,253
Capital shares receivable                                                                                       236
Receivable for investment securities sold                                                                 3,710,957
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                                 3,548
                                                                                                              -----
Total assets                                                                                             95,225,743
                                                                                                         ----------
Liabilities
Capital shares payable                                                                                        5,223
Payable for investment securities purchased                                                               4,100,215
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                                   389
Accrued investment management services fee                                                                    1,924
Accrued distribution fee                                                                                      1,022
Accrued transfer agency fee                                                                                     360
Accrued administrative services fee                                                                             144
Other accrued expenses                                                                                       55,198
                                                                                                             ------
Total liabilities                                                                                         4,164,475
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                     $ 91,061,268
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $     85,135
Additional paid-in capital                                                                               89,622,704
Net operating loss                                                                                       (3,484,795)
Accumulated net realized gain (loss) (Note 7)                                                           (11,496,605)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                           16,334,829
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $ 91,061,268
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $ 69,735,326
                                                            Class B                                    $ 19,378,867
                                                            Class C                                    $  1,887,184
                                                            Class I                                    $     10,769
                                                            Class Y                                    $     49,122
Net asset value per share of outstanding capital stock:     Class A shares              6,444,113      $      10.82
                                                            Class B shares              1,879,605      $      10.31
                                                            Class C shares                184,283      $      10.24
                                                            Class I shares                    989      $      10.89
                                                            Class Y shares                  4,515      $      10.88
                                                                                            -----      ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT

Statement of operations
AXP Precious Metals Fund

Six months ended Sept. 30, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                              $    153,684
Interest                                                                                                      9,859
Fee income from securities lending (Note 3)                                                                   6,330
   Less foreign taxes withheld                                                                               (5,736)
                                                                                                             ------
Total income                                                                                                164,137
                                                                                                            -------
Expenses (Note 2):
Investment management services fee                                                                          362,468
Distribution fee
   Class A                                                                                                   79,421
   Class B                                                                                                   98,765
   Class C                                                                                                    8,664
Transfer agency fee                                                                                          82,809
Incremental transfer agency fee
   Class A                                                                                                    7,228
   Class B                                                                                                    3,126
   Class C                                                                                                      175
Service fee -- Class Y                                                                                           44
Administrative services fees and expenses                                                                    26,275
Compensation of board members                                                                                 3,907
Custodian fees                                                                                               22,485
Printing and postage                                                                                         21,250
Registration fees                                                                                            13,890
Audit fees                                                                                                   11,500
Other                                                                                                        11,863
                                                                                                             ------
Total expenses                                                                                              753,870
   Earnings credits on cash balances (Note 2)                                                                (1,178)
                                                                                                             ------
Total net expenses                                                                                          752,692
                                                                                                            -------
Investment income (loss) -- net                                                                            (588,555)
                                                                                                           --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        (4,285,312)
   Foreign currency transactions                                                                            (29,161)
                                                                                                            -------
Net realized gain (loss) on investments                                                                  (4,314,473)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   (11,159,164)
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   (15,473,637)
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $(16,062,192)
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Precious Metals Fund

                                                                                    Sept. 30, 2004     March 31, 2004
                                                                                   Six months ended      Year ended
                                                                                      (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                      $   (588,555)     $   (878,455)
Net realized gain (loss) on investments                                                (4,314,473)       27,051,377
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 (11,159,164)       25,171,373
                                                                                      -----------        ----------
Net increase (decrease) in net assets resulting from operations                       (16,062,192)       51,344,295
                                                                                      -----------        ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                                  --        (4,969,748)
      Class B                                                                                  --        (1,586,871)
      Class C                                                                                  --          (140,573)
      Class Y                                                                                  --            (2,802)
                                                                                      -----------        ----------
Total distributions                                                                            --        (6,699,994)
                                                                                      -----------        ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                              8,489,978        29,591,672
   Class B shares                                                                       2,263,387         6,793,879
   Class C shares                                                                         192,736           673,077
   Class I shares                                                                          10,000                --
   Class Y shares                                                                         104,506            67,645
Reinvestment of distributions at net asset value
   Class A shares                                                                              --         4,900,939
   Class B shares                                                                              --         1,578,174
   Class C shares                                                                              --           119,480
   Class Y shares                                                                              --             2,684
Payments for redemptions
   Class A shares                                                                      (7,598,881)      (32,600,584)
   Class B shares (Note 2)                                                             (5,531,262)       (7,759,858)
   Class C shares (Note 2)                                                               (136,677)       (1,467,257)
   Class Y shares                                                                         (98,577)          (29,609)
                                                                                      -----------        ----------
Increase (decrease) in net assets from capital share transactions                      (2,304,790)        1,870,242
                                                                                      -----------        ----------
Total increase (decrease) in net assets                                               (18,366,982)       46,514,543
Net assets at beginning of period                                                     109,428,250        62,913,707
                                                                                      -----------        ----------
Net assets at end of period                                                          $ 91,061,268      $109,428,250
                                                                                     ============      ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Precious Metals Fund

(Unaudited as to Sept. 30, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Selected Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Selected Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in securities of companies engaged in the exploration, mining, processing or distribution of gold and other precious metals and related minerals. The Fund also may invest directly in such metals and minerals.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective July 15, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. At Sept. 30, 2004, American Express Financial Corporation (AEFC) owned 100% of Class I shares, which represents 0.01% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Directors of the funds, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably

--------------------------------------------------------------------------------
16  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT
high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair NAV. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost. Investments in metals, if any, are valued daily using data from independent brokers and pricing services.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
17  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Sept. 30, 2004, foreign currency holdings consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

At Sept. 30, 2004, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Sept. 30, 2004 was $937,120 representing 1.03% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

--------------------------------------------------------------------------------
18  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT
distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.8% to 0.675% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Gold Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $22,013 for the six months ended Sept. 30, 2004.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.035% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

--------------------------------------------------------------------------------
19  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $46,321 for Class A, $24,124 for Class B, and $217 for Class C for the six months ended Sept. 30, 2004.

During the six months ended Sept. 30, 2004, the Fund's custodian and transfer agency fees were reduced by $1,178 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $81,657,595 and $84,990,108, respectively, for the six months ended Sept. 30, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $3,614 for the six months ended Sept. 30, 2004.

Income from securities lending amounted to $6,330 for the six months ended Sept. 30, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
20  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                              Six months ended Sept. 30, 2004
                                              Class A      Class B       Class C   Class I*      Class Y
Sold                                          863,463      233,641        19,953        989       10,523
Issued for reinvested distributions                --           --            --         --           --
Redeemed                                     (758,395)    (601,078)      (14,024)        --      (10,447)
                                           ----------     --------      --------       ----      -------
Net increase (decrease)                       105,068     (367,437)        5,929        989           76
                                           ----------     --------      --------       ----      -------

* Inception date was July 15, 2004.
                                                                 Year ended March 31, 2004
                                              Class A      Class B       Class C    Class I      Class Y
Sold                                        2,958,270      659,507        67,183        N/A        5,610
Issued for reinvested distributions           421,405      141,540        10,793        N/A          230
Redeemed                                   (3,320,635)    (821,842)     (147,498)       N/A       (2,459)
                                           ----------     --------      --------       ----      -------
Net increase (decrease)                        59,040      (20,795)      (69,522)       N/A        3,381
                                           ----------     --------      --------       ----      -------

5. FORWARD FOREIGN CURRENCY CONTRACTS

At Sept. 30, 2004, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

                    Currency to        Currency to        Unrealized          Unrealized
Exchange date      be delivered        be received       appreciation       depreciation
Oct. 1, 2004              229,681             320,502       $3,548              $ --
                      U.S. Dollar   Australian Dollar
Oct. 5, 2004               11,332               8,097           --               149
                Australian Dollar         U.S. Dollar
Oct. 6, 2004               57,128              41,332           --               240
                Australian Dollar         U.S. Dollar
                                                            ------              ----
Total                                                       $3,548              $389
                                                            ------              ----

--------------------------------------------------------------------------------
21  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the six months ended Sept. 30, 2004.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $6,891,685 at March 31, 2004, that will expire in 2009 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
22  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2004(h)        2004         2003        2002         2001
Net asset value, beginning of period                                    $12.63         $ 7.23        $7.25       $4.59        $4.95
                                                                        ------         ------        -----       -----        -----
Income from investment operations:
Net investment income (loss)                                              (.09)          (.02)        (.02)       (.03)        (.01)
Net gains (losses) (both realized and unrealized)                        (1.72)          6.27          .34        2.69         (.35)
                                                                        ------         ------        -----       -----        -----
Total from investment operations                                         (1.81)          6.25          .32        2.66         (.36)
                                                                        ------         ------        -----       -----        -----
Less distributions:
Dividends from net investment income                                        --           (.85)        (.34)         --           --
                                                                        ------         ------        -----       -----        -----
Net asset value, end of period                                          $10.82         $12.63        $7.23       $7.25        $4.59
                                                                        ------         ------        -----       -----        -----

Ratios/supplemental data
Net assets, end of period (in millions)                                    $70            $80          $45         $43          $27
Ratio of expenses to average daily net assets(b)                         1.58%(c)       1.55%        1.66%       1.78%        1.83%
Ratio of net investment income (loss) to average daily net assets       (1.19%)(c)      (.81%)       (.30%)      (.48%)       (.24%)
Portfolio turnover rate (excluding short-term securities)                  95%           173%         343%        458%         276%
Total return(d)                                                        (14.33%)(g)     87.27%(e)     3.91%(f)   57.95%       (7.27%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e) During the year ended March 31, 2004, AEFC voluntarily reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures for Class A would have been lower by 0.15%.

(f) During the year ended March 31, 2003, AEFC reimbursed the Fund for a loss on a security transaction. Had the Fund not received this reimbursement, total return figures for Class A would have been lower by 0.15%.

(g)  Not annualized.

(h)  Six months ended Sept. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
23  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2004(h)        2004         2003        2002         2001
Net asset value, beginning of period                                    $12.08         $ 6.95        $6.99       $4.46        $4.85
                                                                        ------         ------        -----       -----        -----
Income from investment operations:
Net investment income (loss)                                              (.06)          (.08)        (.08)       (.07)        (.05)
Net gains (losses) (both realized and unrealized)                        (1.71)          5.99          .34        2.60         (.34)
                                                                        ------         ------        -----       -----        -----
Total from investment operations                                         (1.77)          5.91          .26        2.53         (.39)
                                                                        ------         ------        -----       -----        -----
Less distributions:
Dividends from net investment income                                        --           (.78)        (.30)         --           --
                                                                        ------         ------        -----       -----        -----
Net asset value, end of period                                          $10.31         $12.08        $6.95       $6.99        $4.46
                                                                        ------         ------        -----       -----        -----

Ratios/supplemental data
Net assets, end of period (in millions)                                    $19            $27          $16         $11           $7
Ratio of expenses to average daily net assets(b)                         2.33%(c)       2.30%        2.42%       2.54%        2.59%
Ratio of net investment income (loss) to average daily net assets       (1.95%)(c)     (1.58%)      (1.01%)     (1.22%)      (1.00%)
Portfolio turnover rate (excluding short-term securities)                  95%           173%         343%        458%         276%
Total return(d)                                                        (14.65%)(g)     85.81%(e)     3.21%(f)   56.73%       (8.04%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e) During the year ended March 31, 2004, AEFC voluntarily reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures for Class B would have been lower by 0.15%.

(f) During the year ended March 31, 2003, AEFC reimbursed the Fund for a loss on a security transaction. Had the Fund not received this reimbursement, total return figures for Class B would have been lower by 0.15%.

(g)  Not annualized.

(h)  Six months ended Sept. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
24  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                        2004(i)        2004         2003        2002         2001(b)
Net asset value, beginning of period                                $12.00         $ 6.90        $6.98       $4.45        $4.57
                                                                    ------         ------        -----       -----        -----
Income from investment operations:
Net investment income (loss)                                          (.06)          (.13)        (.08)       (.07)        (.02)
Net gains (losses) (both realized and unrealized)                    (1.70)          6.00          .34        2.60         (.10)
                                                                    ------         ------        -----       -----        -----
Total from investment operations                                     (1.76)          5.87          .26        2.53         (.12)
                                                                    ------         ------        -----       -----        -----
Less distributions:
Dividends from net investment income                                    --           (.77)        (.34)         --           --
                                                                    ------         ------        -----       -----        -----
Net asset value, end of period                                      $10.24         $12.00        $6.90       $6.98        $4.45
                                                                    ------         ------        -----       -----        -----

Ratios/supplemental data
Net assets, end of period (in millions)                                 $2             $2           $2         $--          $--
Ratio of expenses to average daily net assets(c)                     2.32%(d)       2.29%        2.42%       2.51%        2.59%(d)
Ratio of net investment income (loss) to average daily net assets   (1.93%)(d)     (1.54%)       (.89%)     (1.20%)       (.61%)(d)
Portfolio turnover rate (excluding short-term securities)              95%           173%         343%        458%         276%
Total return(e)                                                    (14.67%)(h)     85.88%(f)     3.15%(g)   56.85%       (2.63%)(h)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f) During the year ended March 31, 2004, AEFC voluntarily reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures for Class C would have been lower by 0.15%.

(g) During the year ended March 31, 2003, AEFC reimbursed the Fund for a loss on a security transaction. Had the Fund not received this reimbursement, total return figures for Class C would have been lower by 0.15%.

(h)  Not annualized.

(i)  Six months ended Sept. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
25  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended March 31,                                          2004(b)
Net asset value, beginning of period                                  $10.11
                                                                      ------
Income from investment operations:
Net investment income (loss)                                            (.39)
Net gains (losses) (both realized and unrealized)                       1.17
                                                                      ------
Total from investment operations                                         .78
                                                                      ------
Net asset value, end of period                                        $10.89
                                                                      ------

Ratios/supplemental data
Net assets, end of period (in millions)                                  $--
Ratio of expenses to average daily net assets(c)                       1.05%(d)
Ratio of net investment income (loss) to average daily net assets      (.68%)(d)
Portfolio turnover rate (excluding short-term securities)                95%
Total return(e)                                                        7.72%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was July 15, 2004 (Unaudited).

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
26  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                            2004(h)        2004         2003        2002         2001
Net asset value, beginning of period                                    $12.69         $ 7.26        $7.28       $4.60        $4.95
                                                                        ------         ------        -----       -----        -----
Income from investment operations:
Net investment income (loss)                                              (.09)           .02         (.01)       (.02)          --
Net gains (losses) (both realized and unrealized)                        (1.72)          6.28          .34        2.70         (.35)
                                                                        ------         ------        -----       -----        -----
Total from investment operations                                         (1.81)          6.30          .33        2.68         (.35)
                                                                        ------         ------        -----       -----        -----
Less distributions:
Dividends from net investment income                                        --           (.87)        (.35)         --           --
                                                                        ------         ------        -----       -----        -----
Net asset value, end of period                                          $10.88         $12.69        $7.26       $7.28        $4.60
                                                                        ------         ------        -----       -----        -----

Ratios/supplemental data
Net assets, end of period (in millions)                                    $--            $--          $--         $--          $--
Ratio of expenses to average daily net assets(b)                         1.42%(c)       1.36%        1.51%       1.58%        1.64%
Ratio of net investment income (loss) to average daily net assets       (1.08%)(c)      (.73%)        .04%       (.28%)         --%
Portfolio turnover rate (excluding short-term securities)                  95%           173%         343%        458%         276%
Total return(d)                                                        (14.26%)(g)     87.64%(e)     4.02%(f)   58.26%       (7.07%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e) During the year ended March 31, 2004, AEFC voluntarily reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return figures for Class Y would have been lower by 0.15%.

(f) During the year ended March 31, 2003, AEFC reimbursed the Fund for a loss on a security transaction. Had the Fund not received this reimbursement, total return figures for Class Y would have been lower by 0.15%.

(g)  Not annualized.

(h)  Six months ended Sept. 30, 2004 (Unaudited).

--------------------------------------------------------------------------------
27  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
28  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT

                                                          Beginning                  Ending                  Expenses paid
                                                        account value             account value            during the period
                                                        April 1, 2004            Sept. 30, 2004      April 1, 2004-Sept. 30, 2004
Class A
   Actual(a)                                               $1,000                     $856.70                   $7.33(b)
   Hypothetical (5% return before expenses)                $1,000                   $1,017.10                   $7.97(b)
Class B
   Actual(a)                                               $1,000                     $853.50                  $10.80(c)
   Hypothetical (5% return before expenses)                $1,000                   $1,013.35                  $11.73(c)
Class C
   Actual(a)                                               $1,000                     $853.30                  $10.75(d)
   Hypothetical (5% return before expenses)                $1,000                   $1,013.40                  $11.68(d)
Class I(e)
   Actual                                                    N/A                       N/A                        N/A
   Hypothetical (5% return before expenses)                  N/A                       N/A                        N/A
Class Y
   Actual(a)                                               $1,000                     $857.40                   $6.59(f)
   Hypothetical (5% return before expenses)                $1,000                   $1,017.90                   $7.16(f)

(a)  Based on the actual return for the six months ended Sept. 30, 2004:
     (14.33%) for Class A, (14.65%) for Class B, (14.67%) for Class C, and (14.26%) for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 1.58%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 2.33%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 2.32%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(e) The values and expenses paid are not presented because Class I does not have a full six months of history. The inception date for Class I was July 15, 2004.

(f) Expenses are equal to the Fund's Class Y annualized expense ratio of 1.42%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
29  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
30  --   AXP PRECIOUS METALS FUND   --   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.    Submission of matters to a vote of security holders. Not applicable.

Item 10.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Selected Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          December 1, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          December 1, 2004


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          December 1, 2004